UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 29, 2025

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(920) 491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASB	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum. Perp Pref Stock, Srs E	ASB PrE	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.625% Non-Cum. Perp Pref Stock, Srs F	ASB PrF	The New York Stock Exchange
6.625% Fixed-Rate Reset Subordinated Notes due 2033	ASBA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2025, Associated Banc-Corp (the “Company”) held its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Associated Banc-Corp 2025 Equity Incentive Plan (the “2025 Plan”). The 2025 Plan provides for the granting of the following types of awards to the Company’s non-employee directors and executive officers, employees and consultants:

•	Restricted Stock Awards;
•	Restricted Stock Units (time- and performance-based);
•	Stock Options (non-qualified and incentive stock options);
•	Stock Appreciations Rights; and
•	Dividend Equivalent Units.

A more detailed description of the terms of the 2025 Plan is included in the Company’s Proxy Statement on Schedule 14A on March 17, 2025, as supplemented, relating to the Annual Meeting (the “Proxy Statement”), and the foregoing description of the 2025 Plan is qualified in its entirety be reference to the 2025 Plan attached as Appendix A to the Proxy Statement, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

(1)	Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Number of Votes FOR	Number of Votes Withheld	Broker Non- Votes
R. Jay Gerken	133,700,025	974,197	12,567,797
Judith P. Greffin	134,075,158	599,064	12,567,797
Michael J. Haddad	134,134,166	540,056	12,567,797
Andrew J. Harmening	133,687,759	986,463	12,567,797
Robert A. Jeffe	132,253,807	2,420,415	12,567,797
Rodney Jones-Tyson	134,083,570	590,652	12,567,797
Eileen A. Kamerick	128,250,898	6,423,324	12,567,797
Gale E. Klappa	133,579,332	1,094,890	12,567,797
Kristen M. Ludgate	134,106,481	567,741	12,567,797
Cory L. Nettles	132,929,059	1,745,163	12,567,797
Owen J. Sullivan	134,089,274	584,948	12,567,797
Karen T. van Lith	132,434,523	2,239,699	12,567,797
John (Jay) B. Williams	133,191,750	1,482,472	12,567,797

Each of the nominees was elected by the Company’s shareholders.

(2)	Approval of the Associated Banc-Corp 2025 Equity Incentive Plan:

Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
129,327,463	4,551,833	794,920	12,567,797

The matter was approved by the Company’s shareholders.

2

(3)	Advisory approval of Associated Banc-Corp’s named executive officer compensation:

Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
130,461,726	3,355,462	857,034	12,567,797

This matter was approved by the Company’s shareholders.

(4)	Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2025:

Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
144,786,782	2,121,163	334,074	0

This matter was approved by the Company’s shareholders.

Item 8.01. Other Events.

On April 29, 2025, the Board declared a dividend on the Company’s outstanding common stock; outstanding 5.875% Preferred Stock, Series E Depositary Shares; and outstanding 6.125% Series F Depositary Shares.

The press release issued by the Company on April 29, 2025, relating to the foregoing information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Associated Banc-Corp 2025 Equity Incentive Plan, incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A filed on March 17, 2025, as supplemented, in connection with the 2025 Annual Meeting of Shareholders of Associated Banc-Corp

99.1	Press Release dated April 29, 2025

104	Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL document

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: May 2, 2025	By: /s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and Corporate Secretary

4